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                                                                    EXHIBIT 23.1









                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of Hutchinson Technology Incorporated on Form S-8 of our report dated October 27, 1994 incorporated by reference in the Annual Report on Form 10-K of Hutchinson Technology
Incorporated for the fiscal year ended September 25, 1994 and to all references to our Firm included in this Registration Statement.




                                       ARTHUR ANDERSEN LLP

Minneapolis, Minnesota
March 27, 1995